UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2004

METRO ONE TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Oregon	0-27024	93-0995165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Murray Scholls Place, Beaverton, Oregon		97007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 643-9500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, dated April 23, 2004

Item 12.                                                    Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Metro One Telecommunications, Inc. under the Securities Act of 1933, as amended.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Metro One Telecommunications, Inc., dated April 23, 2004, reporting the financial results of Metro One Telecommunications, Inc. for the first quarter ended March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 23, 2004
Metro One Telecommunications, Inc.

	By:	/s/ Timothy A. Timmins
Timothy A. Timmins
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 23, 2004